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  [LOGO]                       FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                        440 LINCOLN STREET, WORCESTER, MA 01653
VARIABLE ANNUITY APPLICATION                           ALLMERICA SELECT CHARTER
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 1   MY INVESTMENT                                   HOW MUCH I WANT TO INVEST.
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I am investing $________________ in Allmerica Select.
(Minimum $25,000. Make check payable to Allmerica Financial.)
If IRA, Roth, or SEP-IRA application, this payment is a (check one):

/ / Rollover/Conversion                         / / Trustee to Trustee Transfer
/ / Regular, Roth, or SEP-IRA Payment for Tax Year _________

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 2   WHERE                                      WHERE I WANT MY MONEY INVESTED.
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Select your investment portfolio by allocating your dollars among the accounts by percent or select one of the Model Portfolios below. Use whole percentages.

_____ % Select Emerging Mkts.               _____ % Select Gr. & Inc.
_____ % Select Int'l Equity                 _____ % Fidelity VIP Eq. Inc.
_____ % T. Rowe Price Int'l                 _____ % Fidelity VIP High Inc.
_____ % Select Aggr. Growth                 _____ % Select Income
_____ % Select Capital Appr.                _____ % Allmerica Money Mkt.
_____ % Select Value Opp.                   _____ % Fixed Acct (Rate
_____ % Select Growth                               Guar. for 1 Yr from
_____ % Select Strategic Gr.                        date of payment)
_____ % Fidelity VIP Growth

Guarantee Period Accounts ($1,000 minimum per Account)
____ % 3 Year     ____ % 6 Year     ____ % 8 Year
____ % 5 Year     ____ % 7 Year     ____ % 9 Year     ____ % 10 Year

MODEL PORTFOLIOS
/ / Accumulator  / / Builder  / / Provider  / / Saver  / / Preserver

TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%. FUTURE INVESTMENTS WILL BE ALLOCATED TO THIS SELECTION UNLESS CHANGED BY ME.

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 3   ACCOUNT REBALANCING
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/ /  I elect Automatic Account Rebalancing of the variable accounts to the allocations specified in Section 2.

     / / Monthly    / / Quarterly    / / Semi-Annually    / / Annually

(Automatic Account Rebalancing and Dollar Cost Averaging cannot be in effect simultaneously.)

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 4   DOLLAR COST AVERAGING
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Select ONE account from which to transfer money.
Be sure you have allocated money to this account in Section 2.
Transfer $____________ ($100 Minimum)
FROM  / / Fixed Account OR / / Select Income* OR  / / Money Market*
      (*This account cannot be selected in the allocation below.)
EVERY / / Month  / / Quarter  / / 6 Mos.  / / 12 Mos.
                                     INTO:
_____ % Select Emerging Mkts.               _____ % Select Strategic Gr.
_____ % Select Int'l Equity                 _____ % Fidelity VIP Growth
_____ % T. Rowe Price Int'l                 _____ % Select Gr. & Inc.
_____ % Select Aggr. Growth                 _____ % Fidelity VIP Eq. Inc.
_____ % Select Capital Appr.                _____ % Fidelity VIP High Inc.
_____ % Select Value Opp.                   _____ % Select Income
_____ % Select Growth                       _____ % Allmerica Money Mkt.
                                             100       % TOTAL

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 5   THE OWNER                                             PLEASE PRINT CLEARLY
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If joint owners, one must be the annuitant.


_______________________________________________________________________________
Owner's First Name                 Middle                    Last


_______________________________________________________________________________
Joint Owner's First Name           Middle                    Last


_______________________________________________________________________________
Street Address


_______________________________________________________________________________
City                               State                     Zip

(        )
_______________________________________________________________________________
Daytime Phone Number

           -     -                            /    /             / / M   / / F
_______________________________________________________________________________
Owner's Social Security Number             Date of Birth             Sex

          -      -                            /    /             / / M   / / F
_______________________________________________________________________________
Joint Owner's Social Security Number       Date of Birth             Sex

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 6   THE ANNUITANT                                         PLEASE PRINT CLEARLY
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Complete this section if the annuitant is someone other than the owner, OR if joint owners were entered in Section 5.


_______________________________________________________________________________
Annuitant's First Name             Middle                    Last


_______________________________________________________________________________
Joint Annuitant's First Name       Middle                    Last


_______________________________________________________________________________
Street Address


_______________________________________________________________________________
City                               State                     Zip

(        )
_______________________________________________________________________________
Daytime Phone Number

           -     -                            /    /             / / M   / / F
_______________________________________________________________________________
Annuitant's Social Security Number         Date of Birth             Sex

           -     -                            /    /             / / M   / / F
_______________________________________________________________________________
Joint Annuitant's Social Security Number   Date of Birth             Sex

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 7   BENEFICIARY                                           PLEASE PRINT CLEARLY
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If joint owners, the survivor is primary beneficiary unless otherwise indicated below.


_______________________________________________________________________________
Name of Primary Beneficiary                               Relationship to Owner


_______________________________________________________________________________
Name of Contingent Beneficiary                            Relationship to Owner

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 8   OPTIONAL RIDER
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I elect:
/ / Enhanced Death Benefit Rider
/ / ___________________________________________________________________________

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 9   TYPE OF ACCOUNT TO BE ISSUED
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9a   / / NON-QUALIFIED, OR

9b   / / TAX-QUALIFIED PLAN

     (Check ONLY one.)

     / / Regular IRA   / / Roth IRA   / / 401(k) Rollover*
     / / Employer-established SEP-IRA*
     / / Pension/Profit Sharing (401(a))*
     / / Tax-Sheltered Annuity Plan (Section 403(b))*

     *Attach required additional forms.

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10   REPLACEMENT
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Will the proposed certificate replace any existing annuity or life insurance policy?  / / Yes  / / No

(If yes, list company name and policy number.)

_______________________________________________________________________________

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11   SIGNATURES
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I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure Buyer's Guide. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT; AND ALL PAYMENTS AND VALUES BASED ON THE GUARANTEE PERIOD ACCOUNTS ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN EITHER AN UPWARD OR DOWNWARD ADJUSTMENT.

/ / Please send me a Statement of Additional Information (SAI).


_______________________________________________________________________________
Signed at City                               State                 Date

X
_______________________________________________________________________________
Signature of Owner

X
_______________________________________________________________________________
Signature of Joint Owner

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                              FOR REGISTERED REP USE ONLY
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Does the certificate applied for replace an existing annuity or life insurance policy?
/ / Yes  / / No

If yes, attach replacement forms as required.

As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the certificate applied for is suitable for the Owner(s). I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.


X
_______________________________________________________________________________
Signature of Registered Representative


_______________________________________________________________________________
Print Name of Registered Representative


_______________________________________________________________________________
Telephone                                                      Registered Rep #


_______________________________________________________________________________
E-Mail Address                                                 TR Code

_______________________________________________________________________________
Name of Broker/Dealer                                                  Branch #


_______________________________________________________________________________
Branch Office Street Address for Certificate Delivery


_______________________________________________________________________________
City                               State                     Zip

Remarks:_______________________________________________________________________

_______________________________________________________________________________

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                             FOR HOME OFFICE USE ONLY
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